Exhibit 21.1

List of Subsidiaries

1.	Essex Portfolio, L.P., a California limited partnership
2.	Essex Management Corporation, a California corporation
3.	Essex Palisades Facilitator, a California limited partnership
4.	Essex Sunpointe Limited, a California limited partnership
5.	Essex Mirabella Marina Apartments, L.P., a California limited partnership
6.	Essex San Ramon Partners L.P., a California limited partnership
7.	Essex Fidelity I Corporation, a California corporation
8.	Essex Camarillo Corporation, a California corporation
9.	Essex Camarillo L.P., a California limited partnership
11.	Essex Meadowood, L.P., a California limited partnership
12.	Essex Bunker Hill, L.P., a California limited partnership
13.	Essex Treetops, L.P., a California limited partnership
14.	Essex Bluffs, L.P., a California limited partnership
15.	Essex Huntington Breakers, L.P., a California limited partnership
16.	Essex Stonehedge Village, L.P., a California limited partnership
17.	Essex Bridle Trails, L.P., a California limited partnership
18.	Fountain Court Apartment Associates, L.P., a Washington limited partnership
19.	Essex Inglenook Court, LLC, a Delaware limited liability company
20.	Essex Wandering Creek, LLC, a Delaware limited liability company
21.	Essex Columbus, L.P., a California limited partnership
22.	Essex Lorraine, L.P., a California limited partnership
23.	Essex Glenbrook, L.P., a California limited partnership
24.	Essex Euclid, L.P., a California limited partnership
25.	Richmond Essex L.P., a California limited partnership
26.	Essex Wilshire, L.P., a California limited partnership
27.	Essex Wynhaven, L.P., a California limited partnership
28.	Jackson School Village, L.P. a California limited partnership
29.	Mt. Sutro Terrace Associates Ltd., a California limited partnership
30.	Essex Carlyle, L.P., a California limited partnership
31.	Essex Dupont Lofts, L.P., a California limited partnership
32.	ESG Properties I LLC, a Delaware limited liability company
33.	Lineberry Sammamish, LLC, a Washington limited liability company
34.	Essex Cochran, L.P., a California limited partnership
35.	Essex Kings Road, L.P., a California limited partnership
36.	Essex Le Parc, L.P., a California limited partnership
37.	Essex Monterey Villas, L.P., a California limited partnership
38.	Essex Monterey Villas, LLC, a Delaware limited liability company
39.	Essex Jaysac Tasman, L.P., a California limited partnership
40.	JMS Acquisition, LLC, a Delaware limited liability company
41.	Western Blossom Hill Investors, a California limited partnership
42.	Western Los Gatos I Investors, a California limited partnership
43.	Western Highridge Investors, a California limited partnership
44.	Western San Jose III Investors, a California limited partnership
45.	Western Riviera Investors, a California limited partnership
46.	Western Palo Alto II Investors, a California limited partnership
47.	Irvington Square Associates, a California limited partnership
48.	Western Seven Trees Investors, a California limited partnership
49.	Western Las Hadas Investors, a California limited partnership
50.	San Pablo Medical Investors, LTD, a California limited partnership
51.	Gilroy Associates, a California limited partnership

52.	The Oakbrook Company, a Ohio limited partnership
53.	Pine Grove Apartment Fund, LTD, a California limited partnership
54.	Valley Park Apartments, LTD, a California limited partnership
55.	Fairhaven Apartment Fund, LTD, a California limited partnership
56.	K-H Properties, a California limited partnership
57.	Villa Angelina Apartment Fund, LTD, a California limited partnership
58.	Essex Camarillo Oaks 789, L.P., a California limited partnership
59.	Essex Emerald Ridge, L.P., a California limited partnership
60.	Essex Evergreen Heights, L.P., a California limited partnership
61.	Essex Sammamish View, L.P., a California limited partnership
62.	Essex Wharfside Pointe, L.P., a California limited partnership
63.	Essex CAL-WA, L.P., a California limited partnership
64.	Essex Marina City Club, L.P., a California limited partnership
65.	Essex Fountain Park Apartments, L.P., a California limited partnership
66.	Essex SPE, LLC, a Delaware limited liability company
67.	Essex MCC, LLC, a Delaware limited liability company
68.	Essex FPA, LLC, a Delaware limited liability company
69.	Essex Excess Assets TRS, Inc., a Delaware corporation
70.	Essex The Pointe, L.P., a California limited partnership
71.	Essex Tierra Vista, L.P., a California limited partnership
72.	EMC SPE, LLC, a Delaware limited liability company
73.	Essex Apartment Value Fund II, L.P., a Delaware limited partnership
74.	Essex VFGP II, L.P., a Delaware limited partnership
75.	Essex Vista Belvedere, L.P., a California limited partnership
76.	Essex Carlmont Woods Apartments, L.P., a California limited partnership
77.	Essex Harbor Cove Apartments, L.P., a California limited partnership
78.	Essex Parcwood Apartments, L.P., a California limited partnership
79.	Essex Marbrisa Long Beach, L.P., a California limited partnership
80.	Essex Regency Tower Apartments, L.P., a California limited partnership
81.	Essex Marina City Club, LLC, a Delaware limited liability company
82.	Essex Northwest Gateway, LLC, a Delaware limited liability company
83.	Essex VFGP II, Inc., a Delaware corporation
84.	Essex Lake Merritt, Inc., a California corporation
85.	Essex Brighton Ridge, L.P., a California limited partnership
86.	Essex Canyon Pointe, L.P., a California limited partnership
87.	Essex Tower 801 Apartments, L.P., a California limited partnership
88.	Essex Echo Ridge Apartments, L.P., a California limited partnership
89.	Essex Morning Run Apartments, L.P., a California limited partnership
90.	Essex Enclave Apartments, L.P., a California limited partnership
91.	Essex Fairwood Pond, L.P., a California limited partnership
92.	Park Hill, LLC, a Washington limited liability company
93.	Essex Park Boulevard, L.P., a California limited partnership
94.	MDR Tower, LLC, a Delaware limited liability company
95.	Essex NBN SPE, LLC, a Delaware limited liability company
96.	Essex Gateway Management, LLC, a California limited liability company
97.	Essex Eastridge, Inc., a California corporation
98.	Essex Tracy Development, Inc., a California corporation
99.	Essex Property Financial Corporation, a California corporation
100.	Northwest Gateway Apartments, L.P., a California limited partnership
101.	Essex Eastlake Union, L.P., a California limited partnership
102.	Essex Radford, L.P., a California limited partnership
103.	Essex Davey Glen Apartments, L.P., a California limited partnership
104.	Essex Renaissance Apartments, L.P., a California limited partnership
105.	Essex Topanga Canyon, L.P., a California limited partnership
106.	Essex Alderwood Park Apartments, L.P., a California limited partnership
107.	Essex View Pointe, LLC, a Delaware limited liability company

108.	Essex Alamo, LLC, a Delaware limited liability company
109.	Essex Broadway, LLC, a Washington limited liability company
110.	View Pointe Homeowners Association, a Washington corporation
111.	Essex HGA, LLC, a Delaware limited liability company
112.	Essex Hillsdale Garden Apartments, L.P., a California limited partnership
113.	Essex Camino Ruiz Apartments, L.P., a California limited partnership
114.	Essex Harvest Park Apartments, L.P., a California limited partnership
115.	Belmont Affordable Partners, L.P., a California limited partnership
116.	Essex Chestnut Apartments, L.P., a California limited partnership
117.	Essex Canyon Oaks Apartments, L.P., a California limited partnership
118.	Essex Coldwater Canyon Apartments, L.P., a California limited partnership
119.	Essex Esplanade, L.P., a California limited partnership
120.	Pacific Western Insurance, LLC, a Hawaii limited liability company
121.	Essex Moorpark Apartments, L.P., a California limited partnership
122.	Western Mountain View II Investors, a California limited partnership
123.	Western San Jose IV Investors Limited Partnership, a California limited partnership
124.	Essex Berkeley 4th Street, L.P., a California limited partnership
125.	Newport Beach North, LLC, a Delaware limited liability company
126.	Essex Internet Realty Partners, G.P., a California general partnership
127.	Essex Summerhill Park, L.P., a California limited partnership
128.	Essex Skyline, L.P., a California limited partnership
129.	Essex San Fernando, L.P., a California limited partnership
130.	Essex Eagle Rim, L.P., a California limited partnership
131.	Essex Hillcrest Park, L.P., a California limited partnership
132.	Essex The Commons, L.P., a California limited partnership
133.	Essex Derian, L.P., a California limited partnership
134.	Essex Bella Villagio, L.P., a California limited partnership
135.	Essex NoHo Apartments, L.P., a California limited partnership
136.	Essex Hillsborough Park, L.P., a California limited partnership
137.	Essex Santee Court, L.P., a California limited partnership
138.	Essex City View, L.P., a California limited partnership
139.	Essex Courtyard, L.P., a California limited partnership
140.	Essex Corbella, L.P., a California limited partnership
141.	Essex Anavia, L.P., a California limited partnership
142.	Essex Waterford, L.P., a California limited partnership
143.	Essex 416 on Broadway, L.P., a California limited partnership
144.	RP/Essex Skyline Holdings, LLC, a Delaware limited liability company
145.	Essex Valley Village Magnolia, LLC, a Delaware limited liability company
146.	Essex Queen Anne, LLC, a Delaware limited liability company